SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 11, 2004

ZANETT, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27068	56-4389547
(State or other jurisdiction of incorporation	(Commission File Number)	IRS Employer Identification No.)

135 East 57th Street, 15th Floor, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212)-980-4600

(Former name or former address, if changed since last report).

Item 5     Other Events

On May 11, 2004, the Company issued a press release announcing its operating results for the year ended December 31, 2003.  A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7     Financial Statements and Exhibits

(c) Exhibits

Index to Exhibits

99.1	Press release announcing the Company’s operating results for the year ended December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANETT, INC.

Date:	May 12, 2004	by:	/s/ Jack M. Rapport
Name: Jack M. Rapport
Title: Chief Financial Officer